Exhibit 99.2

1 Black Diamond Therapeutics, Inc. Pioneering the Development of MasterKey Therapies JANUARY 2022

2 Important Notice and Disclaimers This presentation contains “forward-looking statements” of Black Diamond Therapeutics, Inc.(“Black Diamond,” “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding our ability to advance and expand the MAP drug discovery engine, the potential timing and advancement of our clinical trial and preclinical studies, including the initiation of our clinical trial for BDTX-1535 and the continuation of our clinical trial for BDTX-189, the timing and potential achievement of milestones to advance our product candidate pipeline, including initiation of additional investigational new drug (“IND”)-enabling studies, filing and allowance of INDs and product candidate nomination, and the potential commercial opportunities, including value and market, for our product candidates. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the results of clinical trials, clinical trial patient enrollment, changes in regulatory requirements or decisions of regulatory authorities, commercialization plans and timelines if approved, the actions of our third party clinical research organizations, suppliers and manufacturers, and the impact that the current COVID-19 pandemic will have on our clinical trials, pre-clinical studies, and operations. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our 2020 annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Black Diamond Therapeutics Overview

Expanding Precision Medicine Through the Development of MasterKey Therapies

MasterKey therapies designed to address overlooked mutation families; providing precision oncology to greater numbers of patients with genetically defined tumors

Proof-of-principle mutation family selective inhibitors; clinical and late-preclinical pipeline of MasterKey inhibitors derived from our MAP drug discovery engine: EGFR, HER2, BRAF, and FGFR

BDTX-1535, an irreversible, mutant selective, brain-penetrant EGFR inhibitor entering Phase 1 for the treatment of GBM and NSCLC driven by EGFR intrinsic & acquired resistance mutations

BDTX-189, a mutant selective EGFR/HER2 inhibitor in Phase 1 Safety Expansion study in patients expressing targeted oncogenic mutations

Our proprietary MAP drug discovery engine is designed to:

- Predict and validate novel oncogenic mutant families from population level tumor genomics
- Pioneer mutant family conformation-based MasterKey drug design
- Provide opportunities beyond oncology and small molecules

Black Diamond Therapeutics

4

Black Diamond's MasterKey Approach Designed to Address Overlooked Mutation Families

Classic/Current Approach:
Targeting active site kinase domain mutations



Targeting single mutations in individual tumor types





With expanding genetic profiling of cancer patients via Next Generation Sequencing (NGS)

Less than 15% patients[1] with metastatic cancer eligible for approved precision oncology medicines

Black Diamond Approach:
Targeting mutation families to expand the opportunity for precision oncology



Mutation families yield significant market opportunities for populations lacking suitable precision therapies



[1] Haslam, A., et al. Annals Oncology Vol 32, Issue 7, p926-932; July 2021

BLACK DIAMOND THERAPEUTICS

5

6 Wholly-Owned Novel Classes of Precision Medicines Target Drug Candidate Indication Discovery Optimization IND-Enabling Phase 1 Phase 2 Phase 3 EGFR BDTX-1535 GBM, NSCLC ± CNS mets EGFR HER2 BDTX-189 NSCLC, breast BRAF Undisclosed Targeted solid tumors ± CNS mets FGFR Undisclosed Targeted solid tumors Safety Expansion Update (2022) Clinical Data (2023) Initiate IND-Enabling Studies (2022) Development Candidate Selection (2022) EGFR=Epidermal Growth Factor Receptor; HER2= Human Epidermal Growth Factor Receptor 2; FGFR=Fibroblast Growth Factor Receptor; IND=Investigational New Drug

MAP Drug Discovery Engine

8 Validate novel oncogenic driver mutations and targets Develop MasterKey inhibitors against mutation families Proprietary MAP scoring in silico MAP Drug Discovery Engine Unlocks Precision Medicine with a “MasterKey” Genomics Proteomics + Employ structural and dynamic methods to identify oncogenic mutation families Masterkey Therapy Oncogenicity Prediction Biological Validation Drug Discovery Conformation- based drug design

MAP Drug Discovery Engine: A Scaled Approach to Extract Oncogenic **MasterKey Mutation** Families

Population level clinical mutation landscape

Thousands



Mutational Lollipop Plot
prevalence
amino acid position

Computational *in-silico* oncogenicity prediction

Hundreds



prevalence
amino acid position

Experimentally validated oncogenic MasterKey mutations

Tens



prevalence
amino acid position

Oncogene



BLACK DIAMOND THERAPEUTICS

9

10 WILD TYPE MASTERKEY MUTATION FAMILIES MasterKey Inhibitors designed to exploit this vulnerability MasterKey mutations drive global conformation change Conformation Based Drug Design Enabled by MAP Drug Discovery Engine

BDTX-1535 Brain-Penetrant Inhibitor of GBM and NSCLC MasterKey EGFR Mutations

BDTX-1535: Oral, Brain Penetrant, Selective Inhibitor of Oncogenic EGFR MasterKey Mutations

BDTX-1535

Irreversible	**Designed to treat patients harboring EGFR oncogenic MasterKey mutations**
Brain Penetrant	**Designed to be brain penetrant to treat CNS tumors**
Selective	**Designed with selectivity versus WT-EGFR to deliver favorable safety profile**
Clinical Stage	**IND submitted for Phase 1 study in patients with either GBM or NSCLC with and without CNS tumors**

BLACK DIAMOND THERAPEUTICS

CNS=Central Nervous System; WT=Wild-Type; GBM=Glioblastoma Multiforme; NSCLC=Non-Small Cell Lung Cancer

12

13 1 Van den Bent et al JCO 2009 2 Capuzzo et al Lancet 2010 GBM Mutations Time (months) p=0.003 PFS (%) GBM Trial1 Erlotinib in WT-EGFR GBM Patients Erlotinib in EGFR-vIII GBM Patients Current EGFR TKIs Do Not Extend PFS in Patients with GBM Mutations Erlotinib Placebo Time (months) PFS (%) HR=0.10 (0.04-0.25) log-rank p<0.0001 NSCLC Trial2 Kinase Domain Mutations EGFR TKIs Extend PFS in Patients with Kinase Domain Mutations 10-10 10-8 10-6 10-4 -0.4 0.0 0.4 0.8 1.2 1.6 2.0 [erlotinib] (M) P r o l i f e r a t i o n ( f o l d g r o w t h ) LoDi-EGFR (EGFR-Viii) KD-EGFR (E746-A750) 10-10 10-8 10-6 10-4 -0.4 0.0 0.4 0.8 1.2 1.6 2.0 [erlotinib] (M) P r o l i f e r a t i o n ( f o l d g r o w t h ) LoDi-EGFR (EGFR-Viii) KD-EGFR (E746-A750) EGFRvIII (GBM) EGFR Ex19del (NSCLC) Paradoxical Activation of EGFR in GBM Reversible EGFR Inhibitors Show Potentially Detrimental Pharmacology in EGFR Driven GBM TKIs=Tyrosine Kinase Inhibitors.

14 Black Diamond Revealed the Potential for Unwanted Paradoxical Activation of GBM Mutations by Reversible EGFR TKIs The oncogenic conformation of mutant EGFR in GBM is a locked dimer 0 12 24 36 48 0 1 2 3 4 5 Time (hrs) F r a c t i o n o f C o n t r o l P h o s p h o r y l a t i o n Reversible TKIs can stimulate the activity of mutant EGFR in GBM PDX tumors expressing EGFRvIII Inhibitors against EGFR mutants in GBM should be potent, selective & irreversible to avoid paradoxical activation paradoxical activation Single dose in vivo PK/PD study PK=Pharmacokinetics; PD=Pharmacodynamics; PDX=Patient-Derived Xenografts

15 BDTX-1535 Addresses Unique Pharmacology of EGFR Mutations in GBM to Achieve Sustained Inhibition and Activity in Preclinical Models Kpuu Partition Coefficient Calculation: AUCbrain:blood x plasma Fu/brain Fu; QD=quaque die (once a day) 12 14 16 18 0 25 50 75 100 Days Post Implantation P r o b a b i l i t y o f S u r v i v a l GBM6 Vehicle Control N=10 BDTX-1535 50mpk BDTX-1535 (50mpk QD) vehicle Average oral unbound brain fraction (Kpuu) = 0.55 in Rats Control 4hr 8hr 10hr 12hr 24hr 0 20000 40000 60000 80000 p E G F R ( p 1 0 6 8 ) Single dose in vivo PK/PD study (50mpk) Complete & sustained inhibition of pEGFR/pERK Increased survival of intracranial PDX tumors

16 H 2 9 2 A 4 3 1 E G F R v I I I E G F R v I I E G F R v V I E G F R R 1 0 8 K E G F R R 2 2 2 C E G F R C 2 3 1 F E G F R A 2 8 9 T E G F R A 2 8 9 V E G F R C 5 9 5 S E G F R G 5 9 8 V E G F R S 6 4 5 C 0 20 40 60 80 100 120 A n t i P r o l i f e r a t i v e I C 5 0 ( n M ) H 2 9 2 A 4 3 1 D 7 6 1 Y E 7 0 9 A E 7 0 9 G G 7 1 9 A G 7 1 9 C G 7 1 9 D G 7 1 9 R G 7 1 9 S S 7 6 8 I E 7 4 6 _ A 7 5 0 d e l + S 7 6 8 I E G F R E x 1 9 d e l E x 1 9 d e l + C 7 9 7 S E G F R L 8 5 8 R E G F R L 8 5 8 R + C 7 9 7 S 0 20 40 60 80 100 120 A n t i P r o l i f e r a t i v e I C 5 0 ( n M ) BDTX-1535 Optimized to Address a Wide Range of Oncogenic EGFR MasterKey Mutations and Amplification in GBM and NSCLC Anti - proliferation Ba/F3 IC50 ( nM ) Anti - proliferation Ba/F3 IC 50 ( nM ) EGFR mutations Intrinsic resistance mutations Classical & acquired resistance mutations EGFR WT (EGFR amp) Average 59-fold selectivity vs EGFR WT Average 132-fold selectivity vs EGFR WT EGFR WT (EGFR amp) EGFR variants and mutations prevalent in GBM EGFR mutations of intrinsic resistance and acquired resistance in NSCLC Average IC50 = 3.8 nM Average IC50 = 3.5 nM IC50=half maximal inhibitory concentration

17 BDTX-1535 Designed to Potently Inhibit EGFR Intrinsic and Acquired Resistance Mutations in NSCLC Intrinsic Resistance Mutations Designed for potent & selective inhibition across mutant families Osimertinib Altered Covalent Interaction Altered P-loop Interaction C797S G719X Gefitinib Acquired Resistance Mutations Designed to covalently target C797 & C797S

18 BDTX-1535 retains irreversible binding against C797S mutant BDTX-1535 demonstrates dose-dependent tumor regression in EGFR Ex19del / C797S tumor model BDTX-1535 Achieves Dose-dependent Tumor Regression in EGFR Mouse Models, Including Acquired Resistance Mutation C797S Osimertinib BDTX-1535 Washout Washout Control 0 4.0 10.0 24.0 Control 0 0.5 1 2 0 20 40 60 80 100 % p E G F R ( E x 1 9 d e l + C 7 9 7 S ) Time after washout (hrs) 1 3 5 7 9 11 0 200 400 600 800 Days After Dosing Start M e a n T u m o r V o l u m e m m ^ 3 Ba/F3 EGFR Ex19del+C797S Vehicle BDTX-1535 40mpk Osimertinib 25mpk

BDTX-1535 Promotes Regression Across Range of GBM & NSCLC PDX Tumors Expressing MasterKey EGFR Mutations & EGFR Amplification



PDX Models
100
10
-10
-100
% Regression
GBM
GBM
GBM
GBM
NSCLC
GBM
NSCLC
GBM
NSCLC
NSCLC
EGFR AMP
EGFR AMP
EGFR vII
EGFR AMP
EGFR Ex19del
EGFR C595F
EGFR G719C
EGFR AMP
EGFR Ex19del
EGFR Ex19del +C797S

AMP=Amplification

BLACK DIAMOND THERAPEUTICS 19

BDTX-1535: Focused, Biomarker-Driven First-in-Human Phase 1 Study Design


Dose Escalation
GBM
EGFR MasterKey Mutations
NSCLC
EGFR MasterKey Mutations
RP2D

Selected Patient Population

- GBM Patients with EGFR alterations
- NCSLC Patients with EGFR intrinsic resistance mutations
- NCSLC Patients with acquired EGFR resistance mutations

BLACK DIAMOND THERAPEUTICS

RP2D=Recommended Phase 2 Dose

20

Large Addressable Patient Population Harboring MasterKey Mutations Across GBM and NSCLC

Addressable Patient Population (US / EU / Japan / China)



EGFRmut
Newly Diagnosed GBM
EGFRmut
Recurrent GBM
24,700
~61,100
GBM
36,400



Classical EGFRmut
139,700
~160,500
NSCLC
Intrinsic
Resistance
EGFRmut
11,700
9,100
Classical Acquired
Resistance EGFRmut

Sources: Epidemiology data from EvaluatePharma

21

BDTX-1535 is Well Positioned to Address Unmet Needs in EGFR Mutant GBM/NSCLC

Potent & selective inhibition of EGFR mutations (Avg IC_{50} ~3nM) that drive intrinsic and acquired resistance to current generation TKIs

- Irreversible inhibition of GBM mutations to avoid paradoxical activation
- Irreversible binding to C797 and C797S acquired resistance in NSCLC
- Regression across panel of PDX tumor models harboring EGFR mutations in GBM and NSCLC

Robust brain penetration to treat patients with EGFR mutations and CNS tumors

- Unbound brain fraction (Kp_{uu}) = 0.55 in rat; activity demonstrated in intracranial GBM model

Favorable drug like properties

- Prolonged blood stability
- Projected $t_{1/2}$ of 15 hours for QD dosing

$t_{1/2}$=half-life; IC_{50} =half maximal inhibitory concentration

BLACK DIAMOND THERAPEUTICS
22

BDTX-189 Inhibitor Targeting MasterKey EGFR/HER2 Mutations

BDTX-189: MasterKey EGFR/HER2 Inhibitor, Early Proof-of-Concept Demonstrated

BDTX-189

RP2D Achieved	**FDA endorsed RP2D 800 mg QD non-fasting PK in-line with preclinical predictions**
Favorable Safety	**Well-tolerated, minimal evidence of systemic WT-EGFR related adverse events**
Activity Observed	**Anti-tumor activity in NSCLC EGFR Ex20ins and in HER2 amplified solid tumors**
MasterKey-01 Clinical Trial	**Continuing enrollment into Safety Expansion cohort to gate next steps in development**

BLACK DIAMOND THERAPEUTICS

24

BDTX-189 is a Potent and Selective Inhibitor Across EGFR/HER2 MasterKey Mutation Family

Oncogenic MasterKey Mutation Family



EGFR/HER2

EC domain
17 mutants

JM domain
2 mutants

Ex 20 ins
24 mutants

Kinase domain
18 mutants

Phenotypic Activity Against MasterKey Mutation Family & Selectivity vs WT-EGFR



WT-EGFR
Anti-proliferative IC50 (nM)
1000
100
10
1
A431
H292
Average selectivity > 50-fold
Average IC50 = 16.5 nM
Exon 20 insertion
Extracellular domain
Juxtamembrane domain
Kinase domain

BLACK DIAMOND THERAPEUTICS

EC domain, extracellular domain; JM domain, juxtamembrane domain; Ex 20 ins, Exon 20 insertions

25

MasterKey-01 Dose Escalation Complete; Safety Expansion Enrolling

Safety Summary
- Safety dataset dose escalation QD cohorts n=59*
- n=18 at 800 mg QD fasting
- n=13 at 800 mg QD non-fasting

Recommended Phase 2 Dose (RP2D)
- 800 mg QD non-fasting
- Well tolerated, no DLTs at RP2D
- Most common AE grade 1 diarrhea, no AE ≥ grade 2
- Low rate of rash

Safety Expansion Cohort
- Gate future development as single agent and in combination

Phase 1 QD Dose Escalation


FDA Endorsed RP2D:
800mg QD Non-fasting
Fasting
Non-Fasting
1200
1000
800
800
400
200
100
50
25mg QD
RP2D Safety Expansion
Currently Enrolling

BLACK DIAMOND THERAPEUTICS

*Includes 18 patients from food-effect cohort; DLT=dose limiting toxicity; AE=adverse events

26

Improved Selectivity Drives Improved Safety – Potential to Limit Overlapping Toxicities in Combination

BDTX-189 designed for superior selectivity profile



Targeted selectivity
Fold Selectivity (EGFR WT/Mutant)
> 100
10
1
0.1
Erlotinib
Poziotinib
Afatinib
Osimertinib
CLN-081
Mobocertinib
BDTX-189
Poor selectivity

Mutations assessed: *HER2* S310F, *HER2* P95, *HER2* R678Q, *HER2* L755S, *HER2* V777L, *HER2* YVMA, *HER2* GSP, EGFRvIII, *EGFR* NPH, *EGFR* ASV

Improved Safety - Limited skin and manageable gastro-intestinal toxicity at RP2D

Treatment related AEs by max grade observed in >10% of patients
800 mg QD, Non-fasting (N=15)



100%
80%
60%
40%
20%
0%
Grade 1
Grade 2
Grade 3
Diarrhea
Nausea
ALT increased
AST increased
Vomiting
Dizziness
Fatigue
Headache
Muscle spasms
Rash*

NCT04209465 is an ongoing study and is undergoing active data entry and cleaning. Includes AEs with start date prior to Oct. 30, 2021

*Rash = Dermatitis acneiform and Rash

BLACK DIAMOND THERAPEUTICS

27

NSCLC EGFR Ex 20 Ins: 51-year-old Woman with 53% Tumor Reduction at Week 12 and Improved Diffuse Lung Disease

Genomic alteration: EGFR Ex20ins (SVD), HER2-amp

Prior therapy:

- Poziotinib with PR and toxicity followed by PD
- Carboplatin and pemetrexed

Response to BDTX-189:

- BDTX-189, 800 mg QD non-fasting
- Controlled, low-grade diarrhea
- Off oxygen starting at ~9 weeks
- On study with PR, beyond 14+ Cycles (10 months)

Target Lesions Over Time



% Change in SLD from Baseline
0
-20
-40
-60
-80
-100
-27
-53
-47
-60
0
4
8
12
16
20
24
28
Weeks

Radiologic Scans

Baseline

Week 6



A
R
A
R

BLACK DIAMOND THERAPEUTICS

SLD=Sum of longest diameter; PR=partial response; PD=progressive disease

NCT04209465 is an ongoing study and is undergoing active data entry and cleaning.
Includes data prior to 30 Oct 2021

28

29 Early PoC Achieved for BDTX-189 in Solid Tumors with HER2-Amp with Deep and Durable Confirmed PR Observed Radiologic Scans Genomic alteration: HER2-amplification Prior therapy: • Carbo/taxol, FOLFIRINOX, Everolimus Response to BDTX-189: • BDTX-189 800 mg QD fasting • Had brief episodes of Grade 1 diarrhea • Off study due to PD after 17+ Cycles (12 months) 100% regression Target Lesions Over Time Cancer of Unknown Primarya (HER2 Amplification): 73-year-old Woman with Deep and Durable Confirmed PR aCUP presumed by the investigator of this patient to be of breast cancer, pancreato-biliary or upper gastrointestinal origin. Baseline 7 months NCT04209465 is an ongoing study and is undergoing active data entry and cleaning. Includes data prior to Oct. 30, 2021

BRAF Program Oral, Brain Penetrant, MasterKey Inhibitor

31 BDTX-BRAF: Oral, Brain Penetrant, Inhibitor of Oncogenic BRAF Mutations BDTX-BRAF Designed for potent and selective inhibition of Class I, II, and III BRAF mutations MasterKey Family Inhibits dimerized RAF kinases and avoids paradoxical activation Avoids Paradoxical Activation Designed to be brain penetrant to treat CNS tumors Brain Penetrant Initiation of IND-enabling studies expected in 2022 Status

32 BDTX-BRAF: Designed with Potential Best-In-Class Target Product Profile Potent Inhibition of All Three Class I / II / III BRAF Mutations Brain Penetration High incidence of CNS metastasis among tumors express BRAF mutations (lung, melanoma) High prevalence of BRAF mutations in primary CNS malignancies (glioma) Avoidance of Paradoxical Activation Class I Mutants (V600) Class II Mutants Class III Mutants PP RAS Independent BRAF Monomer RAS Independent BRAF Mutant Homodimers RAS Dependent BRAF Mutant Heterodimers Impaired Kinase Activity BRAF mut BRAF mut RAS GDP RAS GDP RAS GTP BRAF V600E CRAF BRAF mut Designed for • Superior breadth & depth of activity • Lack of cutaneous toxicity -11 -10 -9 -8 -7 -6 -5 0 1 2 3 4 WT BRAF, NRASQ61R (SK-MEL-2) Concentration Log[M] p - E R K N o r m a l i z e d t o D M S O c o n t r o l Vemurafenib Encorafenib BDTX-A paradoxical activation

33 0 5 10 15 20 0 500 1000 1500 2000 Days (post treatment) T u m o r V o l u m e ( m m 3 ) Vehicle BDTX-BRAF (10 mpk) Belvarafenib (15 mpk) BDTX-BRAF (3 mpk) 0 3 6 9 12 0 500 1000 1500 2000 Days (post treatment) T u m o r V o l u m e ( m m 3 ) Encorafenib (60 mpk) Vehicle BDTX-BRAF (3 mpk) 0 5 10 15 0 70 140 210 280 350 Days (post treatment) T u m o r V o l u m e ( m m 3 ) Vehicle Encorafenib (60 mpk) BDTX-BRAF (5 mpk) BRAF Class II Mutant Tumor Model BRAF Class III Mutant Tumor Model BRAF Class I Mutant Tumor Model BDTX-BRAF Exhibits Strong Anti-Tumor Activity Across All BRAF Mutation Classes in In Vivo Models

34 Day 0 Day 15 BDTX-BRAF prolongs survival in BRAF-V600E intracranial tumor model Vehicle BDTX-BRAF 3 mpk Belvarafenib 15 mpk BDTX-BRAF Is Brain Penetrant and Exhibits Robust Activity in Treating CNS Disease in in vivo models BDTX-BRAF 10 mpk

BDTX BRAF: Potential *Best-in-Class*, Masterkey Inhibitor For A Greater Number Of Patients With Overlooked Oncogenic Mutations

Addressable US / EU / JP Patient Population


NRAS
Melanoma
47,500
BRAF V600
Solid Tumors
91,810
~190,910
51,600
BRAF Class II/III alt.
Solid Tumors

BDTX Is Growing The Addressable Patient Population By De-Orphaning of Overlooked Mutations


+
Growing
# of Known
Oncogenic
Mutations
# of BDTX
MAP Engine
De-orphaned
Oncogenic Mutations

BLACK DIAMOND THERAPEUTICS

Sources: EvaluatePharma Epi and GENIE/TCGA

35

Corporate Overview

Deep Oncology and Small Molecule Drug Discovery and Development Experience

Leadership Team



David M. Epstein, Ph.D.
President & CEO

(osi) pharmaceuticals
astellas DukeNUS Medical School



Liz Buck, Ph.D.
Chief Scientific Officer

(osi) pharmaceuticals
astellas



Fang Ni, Pharm.D.
Chief Business Officer and
Chief Financial Officer

VERSANT ventures Roche



Brent Hatzis-Schoch, J.D.
COO and General Counsel

Radius MERZ
PHARMACIA



Karsten Witt, M.D.
Interim Chief Medical Officer

(osi) pharmaceuticals
ARRAY BIOPHARMA GILEAD

Board of Directors

Ali Behbahani, M.D.
General Partner, NEA

Brad Bolzon, Ph.D.
Managing Director, Versant Ventures

Kapil Dhingra, M.D.
Managing Member, KAPital Consulting

David M. Epstein, Ph.D.
CEO, Black Diamond Therapeutics

Bob Ingram – Chairman
General Partner, Hatteras Ventures

Sam Kulkarni, Ph.D.
CEO, CRISPR Therapeutics AG

Alex Mayweg, Ph.D.
Managing Director, Versant Ventures

Garry Menzel
CEO, TCR2

Rajeev Shah
Managing Director, RA Capital

Mark Velleca, M.D., Ph.D.
Venture Partner, Hatteras Ventures

BLACK DIAMOND THERAPEUTICS
37

Expanding Precision Medicine Through the Development of MasterKey Therapies

MasterKey therapies designed to address overlooked mutation families; providing precision oncology to greater numbers of patients with genetically defined tumors

Proof-of-principle mutation family selective inhibitors; clinical and late-preclinical pipeline of MasterKey inhibitors derived from our MAP drug discovery engine: EGFR, HER2, BRAF, and FGFR

BDTX-1535, an irreversible, mutant selective, brain-penetrant EGFR inhibitor entering Phase 1 for the treatment of GBM and NSCLC driven by EGFR intrinsic & acquired resistance mutations

BDTX-189, a mutant selective EGFR/HER2 inhibitor in Phase 1 Safety Expansion study in patients expressing targeted oncogenic mutations

Our proprietary MAP drug discovery engine is designed to:

- Predict and validate novel oncogenic mutant families from population level tumor genomics
- Pioneer mutant family conformation-based MasterKey drug design
- Provides opportunities beyond oncology and small molecules

BLACK DIAMOND THERAPEUTICS

38

Thank You